UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 16, 2020
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On January 16, 2020, Progress Software Corporation ("Progress") issued a press release announcing its financial results for the fiscal fourth quarter ended November 30, 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference into any other filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Non-GAAP Financial Information - Progress provides non-GAAP supplemental information to its financial results. We use this non-GAAP information to evaluate our period-over-period operating performance because our management believes the information helps illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as a greater understanding of the results from the primary operations of our business, by excluding the effects of certain items that do not reflect the ordinary earnings of our operations. Management also uses this non-GAAP financial information to establish budgets and operational goals, which are communicated internally and externally, evaluate performance, and allocate resources. In addition, compensation of our executives and non-executive employees is based in part on the performance of our business evaluated using this same non-GAAP information. We believe this non-GAAP financial information enhances investors’ overall understanding of our current financial performance and our prospects for the future by providing more transparency for certain financial measures and providing a level of disclosure that helps investors understand how we plan and measure our business. We believe that providing this non-GAAP information affords investors a view of our operating results that may be more easily compared to our peer companies and enables investors to consider our operating results on both a GAAP and non-GAAP basis during and following the integration period of our acquisitions.

However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States ("GAAP") and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information often have a material impact on Progress’ financial results. A reconciliation of non-GAAP adjustments to Progress' GAAP financial results is included in the tables in the press release and is available on the Progress website at www.progress.com within the investor relations section.

As described in more detail below, non-GAAP revenue, non-GAAP costs of sales and operating expenses, non-GAAP income from operations and operating margin, non-GAAP net income, and non-GAAP diluted earnings per share exclude the effect of purchase accounting on the fair value of acquired deferred revenue, amortization of acquired intangible assets, impairment of intangible and long-lived assets, loss on assets held for sale, stock-based compensation expense, fees related to shareholder activist, restructuring charges, acquisition-related expenses, certain identified non-operating gains and losses, and the related tax effects of the preceding items. We also provide guidance on adjusted free cash flow, which is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments.

In the noted fiscal periods, we adjusted for the following items from our GAAP financial results to arrive at our non-GAAP financial measures:

•
Acquisition-related revenue - In all periods presented, we include acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue that would otherwise have been recognized but for the purchase accounting treatment of acquisitions. The acquisition-related revenue relates to Telerik, which we acquired on December 2, 2014, Kinvey, which we acquired on June 1, 2017, and Ipswitch, which we acquired on April 30, 2019. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, we expect to incur these adjustments in connection with any future acquisitions.

•
Amortization of acquired intangibles - In all periods presented, we exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.

•
Impairment of intangible and long-lived assets - In fiscal year 2019, we exclude impairment charges applicable to acquired intangible assets and long-lived assets because such expenses distort trends and are not part of our core operating results. Such impairment charges are inconsistent in amount and frequency and we believe that eliminating these amounts, when significant and not reflective of ongoing business and operating results, facilitates a more meaningful evaluation of our current operating performance and comparisons to our operating performance in other periods.

•
Loss on assets held for sale - We exclude the loss applicable to assets held for sale in fiscal year 2018 because this expense distorts trends and is not part of our core operating results. Such losses are inconsistent in amount and frequency and we believe that eliminating these amounts, when significant and not reflective of ongoing business and operating results, facilitates a more meaningful evaluation of our current operating performance and comparisons to our operating performance in other periods.

•
Stock-based compensation - In all periods presented, we exclude stock-based compensation to be consistent with the way management and the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. Stock-based compensation will continue in future periods.

•
Fees related to shareholder activist - In September 2017, Praesidium Investment Management publicly announced in a Schedule 13D filed with the Securities and Exchange Commission its disagreement with our strategy and stated that it was seeking changes in the composition of our Board of Directors. We incurred professional and other fees relating to Praesidium’s actions during fiscal years 2017 and 2018. We exclude these fees because they distort trends and are not part of our core operating results. We do not expect to incur additional professional and other fees related to this matter.

•	Restructuring expenses - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results.

•
Acquisition-related and transition expenses - In all periods presented, we exclude acquisition-related expenses because those expenses distort trends and are not part of our core operating results. In recent years, we have completed a number of acquisitions, which result in our incurring operating expenses which would not otherwise have been incurred. By excluding certain transition, integration and other acquisition-related expense items in connection with acquisitions, this provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity and/or volume of future acquisitions.

•	Income tax adjustment - In all periods presented, we adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above.

Constant Currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, if the local currencies of our foreign subsidiaries strengthen, our consolidated results stated in U.S. dollars are positively impacted.

As exchange rates are an important factor in understanding period to period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Progress Software Corporation dated January 16, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 16, 2020	Progress Software Corporation

		By:	/s/ PAUL A. JALBERT
Paul A. Jalbert
Chief Financial Officer